SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                        October 30, 1996


           Farmer Mac Mortgage Securities Corporation
     (Exact Name of Registrant as Specified in its Charter)



       Delaware                      333-6325             52-1779791
(State or Other Jurisdiction        (Commisson         (I.R.S. Employer
   ofIncorporation)                 File Number)       Identification No.)


919 18th Street, N.W.                                       20006
Washington, D.C.                                          (Zip Code)
(Address of Principal
 Executive Offices)

    Registrant's telephone number, including area code (202) 872-7700

                                 No Change
 (Former Name or Former Address, if Changed Since Last Report)
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     Item 5.     OTHER EVENTS

      A. The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-6325)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $12,701,360 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Series 10/30/96 (the "Certificates") on October 30, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated June 26, 1996 and the Prospectus Supplement dated October 29, 1996, to file a copy of the Issue Supplement, attached hereto as Exhibit 4.2.1, and a copy of the Terms Agreement, attached hereto as
Exhibit 1.1.1.  In addition, the Registrant is filing, as Exhibit
23.3.1 attached hereto, a consent by KPMG Peat Marwick LLP to the use of their report incorporated into the Registration Statement by reference and to the reference to KPMG Peat Marwick LLP under the heading "Experts" in the Prospectus Supplement.

      The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.1 to a Form 8-K dated June 27, 1996), dated as of June 1, 1996 among Farmer Mac Mortgage Securities
Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement, dated as of October 1, 1996.
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       Item   7.    FINANCIAL STATEMENTS; PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS

       (a)  Not applicable.

       (b)  Not applicable.

       (c)  Exhibits:

                 1.1.1. Terms Agreement, dated as of October 29, 1996, among Farmer Mac Mortgage Securities Corporation,
                           Federal    Agricultural   Mortgage
                           Corporation  and  Bear, Stearns &
                           Co., Inc.

                 4.2.1. Issue Supplement, dated as of October 1, 1996, among Farmer Mac Mortgage Securities Corporation, as Depositor,
                           Federal  Agricultural   Mortgage
                           Corporation,  as Guarantor, and  First
                           Trust National Association, N.A., as
                           Trustee.

                 23.3.1.    Consent of KPMG Peat Marwick LLP.

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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES
                                  CORPORATION




                              By:____________________________________
                                 Name: Christopher Dunn
                                 Title:     Vice President




Dated:  November 8, 1996
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                          EXHIBIT INDEX



Exhibit No.       Description                                 Page No.


1.1.1.            Terms Agreement.

4.2.1.            Issue Supplement.

23.3.1.           Consent of KPMG Peat Marwick LLP

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                                                    EXHIBIT 1.1.1

                         Terms Agreement

                                                    EXHIBIT 4.2.1

                                     Issue             Supplement

                                                   EXHIBIT 23.3.1

                Consent of KPMG Peat Marwick LLP
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